United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
__________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2024
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LOUISIANA-PACIFIC CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-7107	93-0609074
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)
1610 West End Avenue, Suite 200, Nashville, TN 37203
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (615) 986 - 5600
 __________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	LPX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.02 Results of Operations and Financial Condition.

On May 8, 2024, Louisiana-Pacific Corporation (the "Company") issued a press release announcing financial results for the three months ended March 31, 2024, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information provided pursuant to this Item 2.02, including Exhibit 99.1 in Item 9.01, is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission (the “SEC”) or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01 Other Events.

On May 8, 2024, the Company announced that its Board of Directors (the "Board") has authorized an additional share repurchase program under which the Company may repurchase shares of its common stock totaling up to $250 million. Repurchases of such shares may be effected, among other things, in open market transactions, privately negotiated transactions or through a series of forward purchase agreements, option contracts or similar agreements and contracts, including a Rule 10b5-1 plan, in accordance with the rules and regulations of the SEC. The timing and amount of repurchase transactions is subject to the Company’s discretion and will depend on a variety of factors, including market and business conditions and other considerations.
On May 8, 2024, the Company announced that its Board has declared a quarterly cash dividend to common stockholders of $0.26 per share. The dividend will be payable June 5, 2024 to stockholders of record as of May 22, 2024.
A copy of the Company's press release announcing these matters is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release issued by the Company on May 8, 2024
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOUISIANA-PACIFIC CORPORATION

By:	/S/ DEREK N. DOYLE
Derek N. Doyle
Vice President, Controller and Chief Accounting Officer
Date: May 8, 2024